Neuberger Berman Income Funds®
Supplement to the Prospectus dated February 28, 2011

Class A

Neuberger Berman Short Duration Bond Fund

The following replaces the “Maximum initial sales charge on purchases (as a % of offering price)” line of the fee table for Class A of Neuberger Berman Short Duration Bond Fund
(the “Fund”) on page 27 of the Prospectus:

Class A
Maximum initial sales charge on purchases (as a % of offering price)	2.50%

The following replaces the “Class A” line of the expense example table on page 27 of the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A	338	524	787	1,538

The following replaces the “Class A Return Before Taxes” line of the “Average Annual Total % Returns as of 12/31/10” table on page 30 of the Prospectus:

	1 Year	5 Years	10 Years
Class A Return Before Taxes	3.13	1.50	2.58

The following replaces the “Summary of Primary Differences Among Share Classes–Class A Shares” section on page 69 of the Prospectus for the Fund only:

Class A Shares
Initial sales charge	Up to 2.50% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

The following replaces the sales charge table that appears in the “Sales Charges–Class A Sales Charges” section on page 76 of the Prospectus for the Fund only:

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	2.50%	2.56%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.50%
$500,000 but less than $1 million	1.50%	1.52%	1.25%
$1 million or more and certain other investments described below	None	None	See below

The date of this supplement is June 15, 2011.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700
212.476.8800

Broker-Dealer and Institutional Services
800.366.6264

www.nb.com